Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated November 16, 2022
to the
CrossingBridge Low Duration High Yield Fund,
CrossingBridge Ultra-Short Duration Fund and
CrossingBridge Responsible Credit Fund (the “Funds”)
Statement of Additional Information (“SAI”)
dated January 28, 2022, as supplemented

This supplement makes the following amendment to disclosures in the Funds’ SAI:

On October 14, 2022, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) accepted the resignation of Joseph C. Neuberger from his role as Chairperson and Interested Trustee and Trustee of the Board. In connection with Mr. Neuberger’s resignation, all references and information relating to Mr. Neuberger in the Fund’s SAI are hereby removed.

Please retain this Supplement with your SAI for future reference.